[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)




                               [Graphic Omitted]


                              MFS(R) EMERGING
                              GROWTH FUND

                              SEMIANNUAL REPORT o MAY 31, 2000





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                      MUTUAL FUND GIFT KITS (see page 46)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 29
Notes to Financial Statements ............................................. 37
Trustees and Officers ..................................................... 49


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

--------------
(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended May 31, 2000, Class A shares of the fund provided a total return of 14.78%, Class B shares 14.34%, Class C shares 14.34%, Class I shares 14.91%, and Class J shares 14.48%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to returns of 2.88% and 5.50% over the same period for the fund's benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Russell 2000 Total Return Index (the Russell 2000), respectively. The S&P 500 is a popular, unmanaged index of common stock total return performance. The Russell 2000 is an unmanaged index comprised of 2,000 small U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. During the same period, the average multicap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 13.01%.

Q. IN LAST NOVEMBER'S ANNUAL REPORT, YOU SAID, "FOR AN AGGRESSIVE-GROWTH VEHICLE, THE FUND HAS TENDED TO DO COMPARATIVELY WELL IN DOWN PERIODS IN THE MARKET." WAS THAT IN FACT THE CASE DURING THE VOLATILITY THAT BEGAN THIS PAST MARCH?

A. Yes, we think outperforming our benchmarks and our Lipper peers is evidence that we rode out a significant market correction rather well. Toward the end of 1999 and into the beginning of this year, we had been concerned about what we viewed as an exuberant market, with many stocks experiencing high valuations (stock prices relative to corporate earnings). We strongly felt there would be some sort of correction in 2000. To prepare for that, we had been working to help reduce the risk in the portfolio by selling some of the most expensive stocks and buying other stocks at what we believed were more reasonable valuations.

    However, we think the types of companies whose stocks we tend to own were an even more important factor in riding out this volatility. Our strategy is to focus on companies with strong earnings growth, companies whose stocks we feel we can hold for five years or more, that have the potential to become major players in their markets. Companies without current earnings or cash flows -- the types of firms whose stocks we believe were hardest hit in March and April -- tend not to be a large part of our portfolio.

Q.  WAS THERE A POSITIVE SIDE TO THIS RECENT VOLATILITY?

A. We viewed it as a period of opportunity. In our opinion, the recent correction was good for the markets in general because it returned stocks to valuations that made sense. But in some cases the markets brought down what we believed were both healthy and unhealthy companies simultaneously, and that offered us the chance to buy healthy companies at what we felt were more reasonable prices.

    In addition, we have increased the aggressiveness of the portfolio by taking more positions in companies that are somewhat highly valued, even after the correction, but which our research indicates have strong prospects for high earnings growth. We believe this increased aggressiveness may help position us to outperform when the markets become more favorable.

    This approach has consistently been part of our strategy for managing the fund in periods of volatility. In general, when we have thought the market was overly exuberant, we have tended to decrease our risk, and when we have thought aggressive growth stocks were depressed, we tended to increase the risk. Our experience has been that this has helped moderate the downside during a drop in the market and has helped increase our upside potential coming out of a down market.

Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO GOING FORWARD?

A. We're working to capitalize on four major ideas. First, we foresee the markets broadening, both by industry and by market capitalization. The fact that the Russell 2000 returned nearly twice the performance of the S&P 500 over the period offers some evidence of that. We believe good performance has recently broadened beyond technology to include a larger number of sectors. Holdings in the fund that have benefited from this trend include Republic Services, a waste-management company, and Applebee's, a restaurant chain.

    Second, we think our software holdings such as BMC Software and Compuware may be strong performers later this year. This is an area within technology that did not do well recently because Year 2000 (Y2K) concerns, we believe, caused companies to delay new software installations, even through the first half of 2000. We expect this area to come back as expanding Internet initiatives and other new technologies force companies to upgrade their software in order to remain competitive.

    Third, we believe that companies building the Internet's infrastructure, such as Network Solutions, Oracle, and Cisco, will continue to prosper from Internet growth. We expect that one of the biggest drivers of this growth will be businesses seizing upon Internet applications to reduce costs and increase productivity.

    A fourth theme in the portfolio is business services companies such as First Data and Affiliated Computer Services. We view these companies as playing a key role in the current economic boom by providing services that make it possible for larger firms to accomplish the outsourcing, downsizing, and restructuring that are allowing them to increase their productivity and earnings.

Q. DALE DUTILE WAS RECENTLY ADDED TO THE PORTFOLIO MANAGEMENT TEAM. WHAT IS HIS ROLE?

A. Dale is focusing on the entire portfolio with the goal of new-idea generation. He's been an MFS analyst for seven years, concentrating most recently on telecommunications and business services stocks, and we've worked together on this portfolio for some time. His new role is very much in keeping with our culture, in that all of our equity portfolio managers begin their careers here as analysts. We feel our commitment to growing portfolio managers from within is a key factor in attracting what we believe are the best and brightest analysts to MFS and keeping them here.

Q. THE PORTFOLIO'S TOP TWO HOLDINGS, ORACLE AND CISCO, HAVE GROWN INTO LARGE, RATHER MATURE COMPANIES. CAN THIS STILL BE CONSIDERED AN EMERGING-GROWTH PORTFOLIO?

A. We feel it's the growth rate of a company, rather than its size, that classifies it as emerging growth; our definition of an emerging-growth company is one that is growing earnings, on average, 20% or more per year. According to our research, this compares to a historical average earnings growth rate for the S&P 500 of about 8% over the past 60 years and a more recent average of about 15% over the past five to seven extraordinary years. We view Oracle and Cisco as the software and communications leaders of the Internet, and the Internet as the biggest emerging-growth area in the economy. So in spite of their size and maturity, we feel these are still very much emerging-growth companies. And what is not readily apparent from looking at the fund's top 10 holdings is the over 400 other companies whose stocks we own, many of which we believe could be major contributors to the portfolio in the future. A very important part of our process is finding these new holdings that could potentially move up to top 10 positions.

    That said, we should mention this is the first year we've sold off a portion of our Oracle and Cisco holdings. This was simply because rising share prices over an extended period increased our initial purchases to overly large positions in the portfolio. These sales were purely for reasons of diversification, and shareholders should not interpret them as diminished enthusiasm on our part for either company.

    /s/ John W. Ballen                    /s/ Dale A. Dutile
        John W. Ballen                        Dale A. Dutile
        Portfolio Manager                     Portfolio Manager

Note to shareholders: Effective February 1, 2000, Dale A. Dutile became a portfolio manager of the fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE MANAGEMENT COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R). HE IS A PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST
   (SM)), THE EMERGING GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, MFS(R) GLOBAL GROWTH FUND, AND THE GLOBAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. IN ADDITION, MR. BALLEN OVERSEES THE PORTFOLIO MANAGEMENT OF MFS(R) INSTITUTIONAL MID CAP GROWTH FUND AND MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND. HE JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER AND PORTFOLIO MANAGER IN 1986, VICE PRESIDENT IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997, AND PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE BOARD IN 1998. MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

   DALE A. DUTILE IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND. HE JOINED MFS IN 1994 AS A RESEARCH ANALYST AND WAS NAMED INVESTMENT OFFICER IN 1996 AND VICE PRESIDENT IN 1998. HE BECAME A PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND IN 2000. MR. DUTILE IS A GRADUATE OF BOSTON COLLEGE AND HAS A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY'S SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                         SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:             DECEMBER 29, 1986

  CLASS INCEPTION:                   CLASS A  SEPTEMBER 13, 1993
                                     CLASS B  DECEMBER 29, 1986
                                     CLASS C  APRIL 1, 1996
                                     CLASS I  JANUARY 2, 1997
                                     CLASS J  SEPTEMBER 24, 1998

  SIZE:                              $19.5 BILLION NET ASSETS AS OF MAY 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2000

CLASS A
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      +14.78%      +39.73%      +95.51%      +213.21%      +679.47%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         +39.73%      +25.04%      + 25.65%      + 22.79%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         +31.70%      +22.60%      + 24.17%      + 22.07%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      +14.34%      +38.70%      +91.13%      +201.54%      +644.75%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         +38.70%      +24.10%      + 24.70%      + 22.24%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         +34.70%      +23.45%      + 24.53%      + 22.24%
-----------------------------------------------------------------------------------------------------------

CLASS C
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      +14.34%      +38.71%      +91.12%      +201.48%      +644.61%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         +38.71%      +24.10%      + 24.70%      + 22.23%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         +37.71%      +24.10%      + 24.70%      + 22.23%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      +14.91%      +40.22%      +97.13%      +212.28%      +671.29%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         +40.22%      +25.39%      + 25.58%      + 22.67%
-----------------------------------------------------------------------------------------------------------

CLASS J
                                             6 Months       1 Year      3 Years       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                      +14.48%      +39.05%      +91.92%      +202.77%      +647.80%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --         +39.05%      +24.27%      + 24.80%      + 22.29%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --         +34.88%      +23.02%      + 24.04%      + 21.91%
-----------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Peformance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

Class A, C, I, and J share performance include the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares.

Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more established companies. Those risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                   62.1%
SPECIAL PRODUCTS & SERVICES                  11.0%
LEISURE                                       9.8%
UTILITIES & COMMUNICATIONS                    6.1%
HEALTH CARE                                   5.7%

TOP 10 STOCK HOLDINGS

ORACLE CORP.  22.6%                              UNITEDHEALTH GROUP, INC.  2.7%
Database software developer and manufacturer     Health maintenance organization

CISCO SYSTEMS, INC.  12.9%                       MICROSOFT CORP.  2.7%
Computer network developer                       Computer software and systems
                                                 company
TYCO INTERNATIONAL LTD.  5.1%
Fire protection, packaging, and electronic-      WORLDCOM, INC.  2.6%
equipment conglomerate                           Telecommunications company

COMPUTER ASSOCIATES INTERNATIONAL, INC.  3.3%    ALTERA CORP.  2.5%
Computer software company                        Manufacturer of semiconductors
                                                 and associated development
BMC SOFTWARE, INC.  2.8%                         tools
Computer software company
                                                 CENDANT CORP.  2.5%
                                                 Hotel, real estate, and
                                                 consumer services company


The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2000

Stocks - 99.1%
------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                     VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 96.3%
  Advertising - 0.3%
    Avenue A, Inc.*                                                   20,000           $       207,500
    Lamar Advertising Co., "A"*                                      132,500                 5,316,562
    Leapnet, Inc.*                                                   222,642                   713,150
    Snyder Communications, Inc.*                                     292,200                 6,611,025
    Ventiv Health, Inc.*                                              97,400                   858,338
    Young & Rubicam, Inc.                                            782,100                37,345,275
                                                                                       ---------------
                                                                                       $    51,051,850
------------------------------------------------------------------------------------------------------
  Airlines
    Airnet Systems, Inc.*                                             31,000           $       135,625
    Atlas Air, Inc.*                                                 124,750                 4,038,781
                                                                                       ---------------
                                                                                       $     4,174,406
------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    AutoNation, Inc.*                                              3,350,000           $    26,381,250
    AutoNation, Inc.*+                                             6,505,000                51,226,875
    Harley-Davidson, Inc.                                            345,400                12,866,150
    National Equipment Services, Inc.*                               195,800                 1,113,613
                                                                                       ---------------
                                                                                       $    91,587,888
------------------------------------------------------------------------------------------------------
  Biotechnology - 0.6%
    Genentech, Inc.*                                                 165,400           $    17,759,825
    Guidant Corp.*                                                   362,400                18,346,500
    Pharmacia Corp.                                                  305,596                15,871,892
    Waters Corp.*                                                    715,000                67,567,500
                                                                                       ---------------
                                                                                       $   119,545,717
------------------------------------------------------------------------------------------------------
  Broadcasting - 0.1%
    Hispanic Broadcasting Corp.*                                     192,020           $    14,545,515
    Radio One, Inc.*                                                  84,500                 6,041,750
    Regent Communications, Inc.*                                      76,800                   436,800
    Spanish Broadcasting Systems, Inc.*                               64,025                 1,088,425
                                                                                       ---------------
                                                                                       $    22,112,490
------------------------------------------------------------------------------------------------------
  Business Machines - 0.4%
    Aztec Consulting, Inc.*                                          874,703           $     2,022,751
    Seagate Technology, Inc.*                                      1,010,300                58,597,400
    Sun Microsystems, Inc.*                                          297,700                22,811,262
    Texas Instruments, Inc.                                           31,602                 2,283,245
    Therma-Wave, Inc.*                                                42,870                   814,530
                                                                                       ---------------
                                                                                       $    86,529,188
------------------------------------------------------------------------------------------------------
  Business Services - 3.9%
    A Consulting Team, Inc.*                                          15,000           $        99,375
    Adelphia Business Solutions*                                      83,000                 1,846,750
    Affiliated Computer Services, Inc., "A"*                       1,234,500                42,050,156
    Airnet Commerce Corp.*                                            31,980                   471,705
    Bea Systems, Inc.*                                               183,600                 6,632,550
    BISYS Group, Inc.*                                               451,000                29,653,250
    Ceridian Corp.*                                                1,477,470                35,643,964
    Command Systems, Inc.*                                            17,900                    33,003
    Complete Business Solutions, Inc.*                               489,980                11,024,550
    Computer Sciences Corp.*                                         624,800                59,941,750
    Concord EFS, Inc.*                                             1,890,300                45,839,775
    Cornell Corrections, Inc.*                                       107,200                   777,200
    Cotelligent Group, Inc.*                                         589,800                 2,690,962
    Digimarc Corp.*                                                   17,400                   458,925
    DST Systems, Inc.*                                               636,300                47,762,269
    eBenX, Inc.*                                                       7,920                   128,205
    eLoyalty Corp.*                                                  129,000                 1,935,000
    Encompass Services Corp.*                                      1,071,405                 6,294,504
    F.Y.I., Inc.*                                                    333,400                10,877,175
    Finisar Corp.*                                                   114,600                 2,557,012
    First Data Corp.                                               2,712,804               152,086,574
    Fiserv, Inc.*                                                    774,971                36,229,894
    Gartner Group, Inc., "A"*                                         47,900                   637,669
    Hagler Bailly, Inc.*                                              72,000                   135,000
    ICT Group, Inc.*                                                  82,200                   575,400
    Ikon Office Solutions, Inc.                                    2,500,000                12,500,000
    IMRglobal Corp.*                                               1,063,300                17,544,450
    Insight Enterprises, Inc.*                                       309,575                14,046,966
    Interim Services, Inc.*                                        1,231,600                24,785,950
    kforce.com, Inc.*                                                516,200                 6,613,812
    Labor Ready, Inc.*                                                41,250                   386,719
    Learning Tree International, Inc.*                                86,850                 4,570,481
    Luminant Worldwide Corp.*                                         54,500                   347,438
    Meta Group, Inc.*                                                 18,750                   467,578
    Metamor Worldwide, Inc.*                                       1,274,200                28,988,050
    Modis Professional Services, Inc.*++                           8,343,050                85,516,262
    National Data Corp.                                               87,273                 1,925,461
    National Processing, Inc.*                                       215,900                 2,523,331
    Nextel Partners, Inc.                                             70,200                 1,193,400
    NOVA Corp.*                                                      378,400                11,115,500
    Personnel Group of America, Inc.*                                393,700                 1,574,800
    Predictive Systems, Inc.*                                          4,875                   141,680
    PRT Group, Inc.*                                                 354,400                   332,250
    Quintiles Transnational Corp.*                                    70,000                 1,032,500
    Radiant Systems, Inc.*                                            77,250                 1,207,031
    RCM Technologies, Inc.*                                          472,300                 3,719,362
    RemedyTemp, Inc., "A"*                                            44,000                   811,250
    Renaissance Worldwide, Inc.*                                   2,138,100                 4,810,725
    Sitel Corp.*                                                     123,400                   717,263
    Staffmark, Inc.*                                                 841,900                 4,209,500
    Syntel, Inc.*                                                    127,500                 1,545,938
    Tanning Technology Corp.*                                         36,300                   512,738
    Technology Solutions Co.*                                        129,000                   632,906
    Teletech Holdings, Inc.*                                         200,000                 6,550,000
    The Management Network Group, Inc.*                               12,400                   282,100
    Turnstone Systems, Inc.*                                           8,900                   782,783
    UBICS, Inc.*                                                      54,000                   135,000
    United Parcel Service, Inc.                                      155,290                 9,297,989
    Vestcom International, Inc.*                                     142,100                   532,875
    Virginia Linux Systems, Inc.*                                     17,010                   677,476
    Waterlink, Inc.*                                                 176,000                   484,000
    Wireless Facilities, Inc.*                                        12,830                   605,416
                                                                                       ---------------
                                                                                       $   749,503,597
------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    AirGate PCS, Inc.*                                                37,925           $     1,144,861
    Alamosa PCS Holdings, Inc.*                                       48,350                   725,250
    Motorola, Inc.                                                   382,460                35,855,625
    Sprint Corp. (PCS Group)*                                      2,060,500               114,357,750
    TeleCorp PCS, Inc.*                                              133,940                 4,068,428
    Triton PCS Holdings, Inc.*                                       137,950                 5,621,462
                                                                                       ---------------
                                                                                       $   161,773,376
------------------------------------------------------------------------------------------------------
  Chemicals
    Polymer Group, Inc.                                              144,700           $     1,058,119
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Dell Computer Corp.*                                             648,200           $    27,953,625
------------------------------------------------------------------------------------------------------
  Computer Services
    Inforte Corp.*                                                     5,840           $       175,565
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    Autodesk, Inc.                                                   677,837           $    25,207,064
    Mercury Interactive Corp.*                                       135,700                11,500,575
    Microsoft Corp.*                                               8,348,100               522,278,006
                                                                                       ---------------
                                                                                       $   558,985,645
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    Broadbase Software, Inc.*                                         35,100           $       737,100
    BSQUARE Corp.*                                                    10,300                   140,981
    Caldera Systems, Inc.*                                             5,850                    46,800
    Caminus Corp.                                                     26,390                   316,680
    Digitas, Inc.*                                                    21,490                   261,909
    EMC Corp.*                                                       306,000                35,591,625
    Ingram Micro, Inc.*                                               57,900                   977,063
    Intertrust Technologies Corp.*                                    40,400                   717,100
    Kana Communications, Inc.*                                        28,200                 1,263,712
    Lightspan, Inc.*                                                  28,810                   239,483
    Metasolv Software, Inc.*                                          15,810                   624,495
    OTG Software, Inc.*                                                7,520                   145,230
    Portal Software, Inc.*                                           177,200                 7,132,300
    Quintus Corp.*                                                    22,260                   159,994
    RSA Security, Inc.*                                              105,800                 6,090,112
    SonicWall, Inc.*                                                  11,230                   676,608
    TIBCO Software, Inc.*                                            121,200                 6,741,750
    Tier Technologies, Inc.*                                          32,400                   164,025
                                                                                       ---------------
                                                                                       $    62,026,967
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 33.2%
    Active Software, Inc.*                                           102,025           $     3,660,147
    Agile Software Corp.*                                             67,850                 2,841,219
    Alteon Websystems, Inc.*                                          16,300                   828,244
    Ariba, Inc.*                                                     107,600                 5,608,650
    Aspen Technology, Inc.*                                          167,600                 3,456,750
    Blaze Software, Inc.*                                              4,650                    39,525
    Bluestone Software, Inc.*                                         17,550                   333,450
    BMC Software, Inc.*                                           12,397,657               545,496,908
    Cadence Design Systems, Inc.*++                               13,710,570               219,369,120
    Cambridge Technology Partners, Inc.*                           1,934,100                15,593,681
    Citrix Systems, Inc.*                                              4,362                   229,550
    Computer Associates International, Inc.                       12,374,400               637,281,600
    Compuware Corp.*++                                            24,741,990               252,059,023
    Comverse Technology, Inc.*                                       139,600                12,755,950
    Crossroads Systems, Inc.*                                         33,775                 1,346,778
    Cysive, Inc.*                                                    138,550                 3,498,388
    Digex, Inc.*                                                      75,025                 3,169,806
    Digital Islands, Inc.*                                           180,000                 3,301,875
    E.piphany, Inc.*                                                   8,800                   687,500
    eOn Communications Corp.*                                         45,580                   227,900
    Foundry Networks, Inc.*                                           39,100                 2,465,744
    Gadzoox Networks, Inc.*                                           17,050                   453,956
    I2 Technologies, Inc.*                                           198,800                21,147,350
    Interliant, Inc.*                                                237,100                 3,838,056
    JNI Corp.*                                                        16,750                   435,500
    Keane, Inc.*                                                     400,000                10,725,000
    Liberate Technologies*                                           194,300                 4,529,619
    NetIQ Corp.*                                                      15,850                   536,919
    NetSolve, Inc.*                                                   12,125                   303,883
    Network Associates, Inc.*                                        554,600                12,131,875
    Open TV Corp.*                                                     8,380                   379,195
    Oracle Corp.*###                                              61,030,650             4,386,577,969
    Packeteer, Inc.*                                                  16,050                   207,647
    Peoplesoft, Inc.*                                                224,400                 3,099,525
    Prime Response, Inc.*                                              4,860                    24,756
    Quest Software, Inc.*                                            265,160                10,606,400
    Rational Software Corp.*                                         399,000                29,251,687
    Redback Networks, Inc.*                                           28,000                 2,348,500
    Siebel Systems, Inc.*                                            866,362               101,364,354
    Silverstream Software, Inc.*                                      46,225                 1,522,536
    SunGard Data Systems, Inc.*                                      558,925                18,968,517
    Sycamore Networks, Inc.*                                          79,875                 6,679,547
    Synopsys, Inc.*                                                2,979,594               140,972,041
    Transaction System Architects, Inc., "A"*                        222,800                 2,701,450
    VERITAS Software Corp.*                                           58,969                 6,869,888
    Vitria Technology, Inc.*                                          83,000                 2,905,000
    Vixel Corp.*                                                       8,850                    62,503
                                                                                       ---------------
                                                                                       $ 6,482,895,481
------------------------------------------------------------------------------------------------------
  Conglomerates - 5.1%
    Tyco International Ltd.                                       21,044,396           $   990,401,887
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Blyth Industries, Inc.*                                          260,000           $     7,052,500
    Carson, Inc., "A"*                                                50,800                   206,375
    Cintas Corp.                                                     312,650                13,756,600
    Galileo International, Inc.                                      262,793                 5,912,842
    United Rentals, Inc.*                                            132,562                 2,154,133
                                                                                       ---------------
                                                                                       $    29,082,450
------------------------------------------------------------------------------------------------------
  Containers
    Silgan Holdings, Inc.*                                            72,200           $       676,875
------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Barnett, Inc.*                                                   100,000           $       943,750
    JPM Co.*                                                         150,000                   778,125
    Micrel, Inc.*                                                     79,200                 5,049,000
                                                                                       ---------------
                                                                                       $     6,770,875
------------------------------------------------------------------------------------------------------
  Electronics - 8.3%
    Aether Systems, Inc.*                                             33,950           $     4,666,003
    Altera Corp.*                                                  5,744,900               493,343,287
    Analog Devices, Inc.*                                          3,392,000               261,184,000
    Atmel Corp.*                                                     802,700                30,653,106
    Burr-Brown Corp.*                                              1,352,512                77,008,652
    Cable Design Technologies Corp.*                                 527,500                14,605,156
    Caliper Technologies Corp.*                                       12,260                   503,426
    Conexant Systems, Inc.*                                          147,200                 5,538,400
    Credence Systems Corp.*                                          135,800                 7,426,563
    Flextronics International Ltd.*                                  180,000                 9,798,750
    inSilicon Inc.*                                                    3,900                    25,350
    Intel Corp.                                                    1,015,100               126,570,281
    Intersil Holding Corp.*                                           38,400                 1,502,400
    Lam Research Corp.*                                              228,300                 7,334,138
    Lattice Semiconductor Corp.*                                     391,600                23,226,775
    Lexmark International Group, Inc.                                161,300                11,250,675
    Linear Technology Corp.                                        1,031,600                60,928,875
    LSI Logic Corp.*                                                 100,000                 5,268,750
    Mattson Technology, Inc.*                                        217,800                 6,697,350
    Maxim Integrated Products, Inc.*                                 523,600                33,215,875
    Metalink Ltd.*                                                    16,530                   413,250
    Micro Linear Corp.*                                              193,000                 1,013,250
    Micron Technology, Inc.*                                         343,800                24,044,513
    Novellus Systems, Inc.*                                          477,410                23,005,194
    Peak International Ltd.*                                         150,000                 1,087,500
    Quantum Effect Devices, Inc.*                                     22,980                   929,254
    Rudolph Technologies, Inc.*                                        7,150                   162,663
    Sage, Inc.*                                                        7,860                    79,091
    SCG Holding Corp.*                                               646,500                12,485,531
    Silicon Image, Inc.*                                              12,350                   445,372
    Silicon Laboratories, Inc.*                                        5,760                   265,320
    Solectron Corp.*                                                 429,700                14,206,956
    Tektronix, Inc.*                                                 215,000                11,502,500
    Teradyne, Inc.*                                                   91,400                 7,860,400
    Virata Corp.*                                                     23,040                   950,400
    Vitesse Semiconductor Corp.                                      266,900                13,511,813
    Xilinx, Inc.*                                                  4,360,728               331,960,419
                                                                                       ---------------
                                                                                       $ 1,624,671,238
------------------------------------------------------------------------------------------------------
  Entertainment - 5.1%
    AMFM, Inc.*                                                      293,300           $    19,871,075
    Citadel Communications Corp.*                                    270,900                10,852,931
    Clear Channel Communications, Inc.*                            3,767,500               282,091,562
    Cox Radio, Inc., "A"*                                          1,141,500                32,532,750
    Emmis Broadcasting Corp., "A"*                                   142,000                 4,845,750
    Entercom Communications Corp.*                                   246,400                11,211,200
    Gametech International, Inc.*                                    515,000                 3,315,313
    Gemstar International Group Ltd.*                                 24,000                 1,018,500
    Harrah's Entertainment, Inc.*                                  1,615,400                31,904,150
    Hearst-Argyle Television, Inc.*                                  440,000                 8,332,500
    Infinity Broadcasting Corp., "A"*                              2,376,027                75,141,854
    Premier Parks, Inc.*                                           1,564,400                37,252,275
    Radio Unica Communications Co.*                                   31,500                   196,875
    Silverleaf Resorts, Inc.*                                         54,000                   192,375
    Time Warner, Inc.                                              3,088,000               243,759,000
    Univision Communications, Inc., "A"*                           1,415,400               145,786,200
    Viacom, Inc., "B"*                                             1,299,545                80,571,790
                                                                                       ---------------
                                                                                       $   988,876,100
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Associates First Capital Corp., "A"                            1,962,140           $    53,836,216
    CIT Group, Inc., "A"                                             274,100                 5,019,456
    Donaldson, Lufkin & Jenrette, Inc.                               190,000                 7,421,875
    Federal Home Loan Mortgage Corp.                                 313,000                13,928,500
    Federated Investors, Inc., "A"                                   166,500                 5,047,031
    Franklin Resources, Inc.                                       1,429,400                42,882,000
    Goldman Sachs Group, Inc.                                         76,400                 5,620,175
    Heller Financial, Inc., "A"                                      180,531                 3,407,523
    Merrill Lynch & Co., Inc.                                        116,600                11,499,675
    Morgan Stanley Dean Witter & Co.                                 153,600                11,049,600
    Schwab (Charles) Corp.                                           165,000                 4,743,750
    State Street Corp.                                               141,800                15,810,700
    WMF Group Ltd.*                                                   56,000                   490,000
                                                                                       ---------------
                                                                                       $   180,756,501
------------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Conseco, Inc.                                                    262,844           $     1,642,775
    Hartford Life, Inc., "A"                                          90,500                 4,541,969
    Nationwide Financial Services, Inc., "A"                         108,400                 3,075,850
                                                                                       ---------------
                                                                                       $     9,260,594
------------------------------------------------------------------------------------------------------
  Internet - 0.7%
    Agency.com, Inc.*                                                  9,800           $       127,400
    Akamai Technologies, Inc.*                                        26,625                 1,777,219
    Apropos Technology, Inc.*                                          8,760                    94,170
    Art Technology Group, Inc.*                                       12,100                   710,119
    C Bridge Internet Solutions, Inc.*                                11,380                   190,615
    CacheFlow, Inc.*                                                  22,870                 1,257,850
    Calico Commerce, Inc.*                                             5,825                    71,356
    Centra Software, Inc.*                                            13,380                    83,625
    Chordiant Software, Inc.*                                         15,950                   107,663
    Circle.com Co.*                                                   73,050                   260,241
    Cobalt Networks, Inc.*                                            11,940                   319,395
    Data Return Corp.*                                                32,600                   476,775
    Deltathree.com, Inc.*                                             14,250                    95,297
    Digital Impact, Inc.*                                             19,000                   213,750
    Digital Insight Corp.*                                            26,525                 1,017,897
    DigitalThink, Inc.*                                               17,340                   364,140
    Engage Technologies, Inc.*                                        30,000                   480,000
    Eprise Corp.*                                                      7,650                    77,456
    eSPEED, Inc.*                                                     38,600                   998,775
    FairMarket, Inc.*                                                  7,410                    46,776
    FirePond, Inc.*                                                   10,610                   180,370
    FirstWorld Communications, Inc.*                                  13,960                   139,600
    FreeMarkets, Inc.*                                                 6,540                   283,264
    Getthere.com, Inc.                                                 6,240                    74,490
    GRIC Communications, Inc.*                                         7,510                    81,202
    iManage, Inc.*                                                     3,340                    24,841
    Integrated Information Systems, Inc.*                              5,100                    24,863
    Internap Network Services Corp.*                                 104,900                 3,002,762
    Interwoven, Inc.*                                                165,450                10,092,450
    ITXC Corp.*                                                       98,350                 3,294,725
    Keynote Systems, Inc.*                                            18,375                   639,680
    Lante Corp.*                                                      25,640                   516,005
    Lifeminders.com, Inc.*                                            12,730                   428,842
    Loudeye Technologies, Inc.*                                        5,440                    76,160
    MatrixOne, Inc.*                                                  20,610                   457,284
    Mediaplex, Inc.*                                                  15,580                   238,569
    MedicaLogic, Inc.*                                                22,230                   175,061
    NaviSite, Inc.*                                                   13,350                   579,056
    Neoforma.com, Inc.*                                               47,480                   308,620
    net.Genesis Corp.*                                                 4,580                    88,165
    NextCard, Inc.*                                                  896,600                 8,685,812
    Niku Corp.*                                                       29,670                   482,601
    OnDisplay, Inc.*                                                   4,260                   195,960
    Onvia.com, Inc.*                                                  10,620                    55,091
    Organic, Inc.*                                                     7,360                    74,520
    PC - Tel, Inc.*                                                   37,525                 1,003,794
    Priceline.com, Inc.*                                             492,000                18,757,500
    Proxicom, Inc.*                                                  470,900                21,602,537
    Saba Software, Inc.*                                              16,790                   246,603
    SciQuest.com, Inc.*                                               15,680                   125,440
    Selectica, Inc.*                                                  10,660                   473,704
    SkillSoft Corp.*                                                  43,410                   396,116
    Switchboard, Inc.*                                                47,590                   392,618
    Talk.com, Inc.*++                                              6,025,055                41,610,536
    USinternetworking, Inc.*                                          65,475                 1,174,458
    Ventro Corp.*                                                     42,075                   757,350
    VeriSign, Inc.*                                                  128,200                17,355,075
    Versata, Inc.*                                                    13,960                   329,805
    VIA NET.WORKS, Inc.                                                6,530                    92,236
    Vicinity Corp.*                                                   65,000                   991,250
    webMethods, Inc.*                                                 10,880                   909,840
    Websense, Inc.*                                                   11,590                   246,106
                                                                                       ---------------
                                                                                       $   145,435,480
------------------------------------------------------------------------------------------------------
  Machinery
    ITEQ, Inc.*                                                      300,000           $       159,375
------------------------------------------------------------------------------------------------------
  Media
    YouthStream Media Networks Inc.*                                  43,300           $       240,856
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Bausch & Lomb, Inc.                                              257,700           $    17,910,150
    Boston Scientific Corp.*                                       1,443,100                36,979,437
    Bristol-Myers Squibb Co.                                         321,800                17,719,113
    Coast Dental Services, Inc.*                                      64,600                   131,219
    Matria Healthcare, Inc.*                                         186,500                   641,094
    Orthofix International N.V.*                                     473,827                 8,706,571
    PSS World Medical, Inc.*                                         519,500                 4,383,281
    Sequenom, Inc.*                                                   47,560                   974,980
    Warner-Lambert Co.                                               150,000                18,318,750
                                                                                       ---------------
                                                                                       $   105,764,595
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.4%
    Aspect Medical Systems, Inc.*                                     26,360           $       751,260
    Biogen, Inc.*                                                    150,200                 8,185,900
    Cardinal Health, Inc.                                            153,235                 9,941,121
    Foundation Health Systems, Inc.*                               1,000,409                12,004,908
    HEALTHSOUTH Corp.*                                             3,668,898                23,618,531
    Henry Schein, Inc.*                                               14,350                   252,919
    McKesson HBOC, Inc.                                              955,499                15,706,015
    Medimmune, Inc.                                                   38,000                 5,904,250
    Medtronic, Inc.                                                  135,933                 7,017,541
    Mid Atlantic Medical Services, Inc.*++                         2,526,988                31,271,476
    Orthodontic Centers of America, Inc.*++                        2,383,400                54,669,237
    Oxford Health Plans, Inc.*                                       450,000                 9,562,500
    PacifiCare Health Systems, Inc., "A"*                            993,646                64,400,681
    Total Renal Care Holdings, Inc.*                               2,165,528                 8,526,766
    UnitedHealth Group, Inc.                                       7,068,154               527,019,233
    VISX, Inc.*                                                    1,991,070                39,199,191
    Wellpoint Health Networks, Inc.*                                 581,600                42,238,700
                                                                                       ---------------
                                                                                       $   860,270,229
------------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Baker Hughes, Inc.                                               400,000           $    14,500,000
    Global Marine, Inc.*                                             480,000                13,590,000
    Halliburton Co.                                                  206,200                10,516,200
    Noble Drilling Corp.*                                            155,600                 6,749,150
    Schlumberger Ltd.                                                120,000                 8,827,500
    Weatherford International, Inc.*                                 200,000                 8,612,500
                                                                                       ---------------
                                                                                       $    62,795,350
------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Grant Pride Co., Inc.*                                           200,000           $     4,650,000
    Transocean Sedco Forex, Inc.                                     255,600                12,572,325
                                                                                       ---------------
                                                                                       $    17,222,325
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Allied Waste Industries, Inc.*                                   290,300           $     2,957,431
    Republic Services, Inc.*                                       6,023,100                99,381,150
    Waste Management, Inc.                                         1,035,462                21,097,538
                                                                                       ---------------
                                                                                       $   123,436,119
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Applied Graphics Technologies, Inc.*                             133,000           $       457,187
    Mail-Well, Inc.*                                               1,640,000                15,375,000
    Workflow Management, Inc.*                                       195,801                 2,361,850
                                                                                       ---------------
                                                                                       $    18,194,037
------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Kansas City Southern Industries, Inc.                          1,256,900           $    84,526,525
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.8%
    Amerihost Properties, Inc.*++                                    527,000           $     1,712,750
    Applebee's International, Inc.++                               3,040,978                97,501,357
    Avado Brands, Inc.                                               370,000                   543,438
    Buffets, Inc.*++                                               2,989,750                34,755,844
    Candlewood Hotel Co., Inc.*                                      183,000                   377,438
    CEC Entertainment, Inc.*++                                     1,583,100                36,411,300
    Cendant Corp.*++                                              37,110,185               491,709,951
    Extended Stay America, Inc.*                                     386,904                 3,482,136
    Extended Stay America, Inc.*+(+)                               1,000,000                 9,000,000
    Four Seasons Hotels, Inc.                                        152,400                 9,096,375
    Friendly Ice Cream Corp.*                                        315,000                 1,496,250
    Hammons (John Q) Hotels, Inc., "A"*                              129,000                   532,125
    Hilton Hotels Corp.                                            1,918,730                16,309,205
    IHOP Corp.*                                                      679,000                11,967,375
    Meristar Hotels and Resorts, Inc.*                               884,000                 2,541,500
    Mortons Restaurant Group, Inc.*++                                412,000                 7,570,500
    Papa John's International, Inc.*                                  24,200                   606,512
    Schlotzskys, Inc.*                                               270,700                 1,641,119
    Sonic Corp.*                                                     715,000                19,796,562
    Star Buffet, Inc.*                                                35,000                    98,438
    U.S. Franchise Systems, Inc., "A"*                               489,900                 2,663,831
                                                                                       ---------------
                                                                                       $   749,814,006
------------------------------------------------------------------------------------------------------
  Retail - 1.6%
    Rite Aid Corp.*                                                6,757,100           $    46,877,381
    Consolidated Stores Corp.*                                     1,193,125                15,510,625
    CVS Corp.                                                        330,300                14,368,050
    Friedmans, Inc., "A"*                                            130,000                   780,000
    Gymboree Corp.*                                                  131,200                   369,000
    Home Depot, Inc.                                               1,851,450                90,373,903
    Mothers Work, Inc.*++                                            192,000                 1,944,000
    Movie Gallery, Inc.*                                             338,000                 1,119,625
    MSC Industrial Direct, Inc., "A"*                                196,600                 4,534,087
    Office Depot, Inc.*                                           15,362,650               108,498,716
    OfficeMax, Inc.*                                                 808,000                 4,393,500
    Rental-A-Center, Inc.*                                           226,000                 4,548,250
    Tandy Corp.                                                      249,700                10,596,644
    U.S. Office Products Co.*                                      1,041,203                 1,041,203
    Wal-Mart Stores, Inc.                                            197,800                11,398,225
                                                                                       ---------------
                                                                                       $   316,353,209
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Backweb Technologies Ltd.*                                        20,675           $       315,294
    Central Parking Corp.                                            218,900                 5,759,806
    Flanders Corp.*                                                   80,000                   290,000
    Lennox International, Inc.                                       107,200                 1,259,600
    Stewart Enterprises, Inc., "A"                                   900,000                 3,600,000
    Stratesec, Inc.*                                                  22,000                    55,000
    Wackenhut Corp.                                                  184,000                 1,518,000
                                                                                       ---------------
                                                                                       $    12,797,700
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Kroger Co.*                                                    1,886,500           $    37,494,187
    Safeway, Inc.*                                                   257,300                11,867,963
                                                                                       ---------------
                                                                                       $    49,362,150
------------------------------------------------------------------------------------------------------
  Telecommunications - 20.5%
    ADC Telecommunications, Inc.*                                    164,100           $    11,025,469
    Allegiance Telecom, Inc.*                                        208,400                11,019,150
    Alltel Corp.                                                     200,000                13,087,500
    Amdocs Ltd.*                                                     223,170                13,822,592
    American Tower Corp., "A"*                                       260,979                 9,688,845
    APAC Teleservices, Inc.*                                         268,000                 2,378,500
    Arrowpoint Communications, Inc.*                                  13,880                 1,665,600
    AT&T Corp.                                                     3,103,460                88,642,576
    AT&T Corp., "A"                                                  250,000                11,078,125
    Avanex Corp.*                                                     28,760                 1,955,680
    Bell Atlantic Corp.                                              267,900                14,165,212
    BreezeCom Ltd.*                                                    7,370                   181,947
    BroadWing, Inc.*                                                 333,068                 7,931,182
    Carrier Access Corp.*                                             86,600                 3,205,553
    Cisco Systems, Inc.*                                          43,856,148             2,497,059,427
    Copper Mountain Networks, Inc.*                                  135,000                11,280,938
    Corning, Inc.                                                    152,300                29,460,531
    Crown Castle International Corp.*                                452,300                11,844,606
    EchoStar Communications Corp.*                                   399,914                15,971,565
    Efficient Networks, Inc.*                                          7,400                   358,900
    Eloquent, Inc.*                                                   11,410                    80,583
    Glenayre Technologies, Inc.*                                   1,140,000                 9,333,750
    Global TeleSystems Group, Inc.*                                  214,028                 2,381,062
    Hypercom Corp.*                                                   35,200                   440,000
    i3 Mobile, Inc.*                                                  18,270                   143,876
    iBasis, Inc.*                                                    163,280                 2,296,125
    Illuminet Holdings, Inc.*                                         26,850                 1,023,656
    Insight Communications, Inc.*                                    165,200                 2,343,775
    Intermedia Communications, Inc.*                                 136,900                 3,422,500
    JDS Uniphase Corp.*                                              471,100                41,456,800
    Level 3 Communications, Inc.*                                    271,000                20,680,687
    Lucent Technologies, Inc.                                        960,750                55,123,031
    Metromedia Fiber Network, Inc., "A"*                           1,463,400                45,273,937
    MGC Communications, Inc.*                                        492,900                20,208,900
    Net2000 Communication, Inc.*                                      23,290                   278,024
    Network Solutions, Inc.*                                       1,905,600               281,671,500
    Next Level Communications, Inc.*                                  15,380                   786,303
    NEXTEL Communications, Inc.*                                     169,575                15,706,884
    Nextlink Communications, Inc., "A"*                              316,000                22,139,750
    NTL, Inc.*                                                       222,500                13,141,406
    Pegasus Communications Corp.*                                    280,000                11,480,000
    Pinnacle Holdings, Inc.*                                         120,000                 5,880,000
    Powerwave Technologies, Inc.*                                     75,000                 4,064,063
    PSINet, Inc.*                                                    230,548                 6,008,657
    Qwest Communications International, Inc.*                        928,076                39,269,216
    RF Micro Devices, Inc.*                                           65,100                 6,835,500
    RMH Teleservices, Inc.*                                          109,000                   654,000
    SCC Communications Corp.*                                        217,300                 1,195,150
    Scientific-Atlanta, Inc.                                          40,000                 2,255,000
    Sonus Networks, Inc.*                                             16,130                 1,176,482
    Spectrasite Holdings, Inc.*                                    1,127,500                19,097,031
    Sprint Corp.*                                                    256,700                15,530,350
    Telaxis Communications Corp.*                                     20,460                   524,288
    Tellabs, Inc.*                                                   436,000                28,312,750
    Time Warner Telecom, Inc.*                                       268,000                15,008,000
    Tritel, Inc.*                                                     22,870                   524,581
    Ulticom, Inc.*                                                     7,250                   186,688
    UnitedGlobalCom, Inc.*                                           278,100                13,348,800
    Universal Access, Inc.*                                           17,090                   298,007
    UTStarcom, Inc.*                                                  38,850                 1,486,013
    VDI Media*                                                        84,700                   561,138
    Viasystems Group, Inc.*                                          330,400                 3,345,300
    Vignette Corp.*                                                  171,100                 4,715,944
    Vyyo, Inc.*                                                       27,790                   409,903
    Williams Communications Group, Inc.*                             214,592                 7,872,844
    Wink Communications, Inc.*                                        10,575                   228,684
    Winstar Communications, Inc.*                                    271,400                 7,700,975
    Witness Systems, Inc.*                                             8,500                    60,031
    WorldCom, Inc.*                                               13,459,484               506,413,085
    Tekelec Co.*                                                     222,800                 7,352,400
                                                                                       ---------------
                                                                                       $ 4,005,551,327
------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.1%
    Comcast Corp., "A"*                                              615,800           $    23,323,425
------------------------------------------------------------------------------------------------------
  Transportation
    Budget Group, Inc., "A"*                                         267,700           $     1,020,606
    Carey International, Inc.*                                        75,700                   700,225
    Dispatch Management Services Corp.*                              215,600                   269,500
                                                                                       ---------------
                                                                                       $     1,990,331
------------------------------------------------------------------------------------------------------
  Utilities - Electric
    Calpine Corp.*                                                    40,375           $     4,277,227
------------------------------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1*+(+)                                         3,000,000           $       258,120
    Copley Partners 2*+(+)                                         3,000,000                   940,680
    Highland Capital Partners*+(+)                                 7,500,000                   618,225
                                                                                       ---------------
                                                                                       $     1,817,025
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $18,833,201,725
------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.8%
  Bermuda - 0.3%
    Ace Ltd. (Insurance)                                             686,100           $    18,396,056
    FLAG Telecom Holdings Ltd. (Telecommunications)*                  10,450                   148,259
    Global Crossing Ltd. (Telecommunications)*                     1,225,300                30,709,081
    InterWAVE Communications International Ltd.
      (Telecommunications)*                                           50,380                   472,313
                                                                                       ---------------
                                                                                       $    49,725,709
------------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Biovail Corp.* (Medical and Health Technology and
      Services)                                                      210,600           $     9,950,850
    Delano Technology Corp. (Computer Software -
      Services)*                                                       8,730                    96,030
    GT Group Telecom, Inc. (Telecommunications)*                      30,600                   413,100
    Nortel Networks Corp. (Telecommunications)                       676,400                36,736,975
                                                                                       ---------------
                                                                                       $    47,196,955
------------------------------------------------------------------------------------------------------
  Finland
    Nokia Corp., ADR (Telecommunications)                             21,200           $     1,102,400
------------------------------------------------------------------------------------------------------
  France
    Thomson Multimedia (Electronics)*                                  9,350           $       972,363
------------------------------------------------------------------------------------------------------
  Germany - 1.4%
    Infineon Technologies AG (Electronics)*                           75,320           $     4,924,593
    SAP AG (Computer Software - Systems)                             174,300                72,343,484
    SAP AG, ADR (Computer Software - Systems)                      1,088,283                46,660,134
    SAP AG, Preferred (Computer Software - Systems)                  305,625               157,636,225
                                                                                       ---------------
                                                                                       $   281,564,436
------------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Elan Corp. PLC, ADR (Health Products)*                           222,200           $     8,846,337
    SmartForce PLC* (Internet)                                       990,700                41,671,319
    Trintech Group PLC, ADR (Computer Software -
      Products)*                                                     361,100                 7,357,413
                                                                                       ---------------
                                                                                       $    57,875,069
------------------------------------------------------------------------------------------------------
  Israel
    Radware Ltd. (Internet)*                                          19,525           $       339,247
------------------------------------------------------------------------------------------------------
  Italy
    Gucci Group N.V. (Apparel and Textiles)                           56,000           $     4,795,000
------------------------------------------------------------------------------------------------------
  Japan
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                         130           $     1,545,319
------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    ASM International N.V. (Electronics)*                            109,150           $     2,824,256
    Completel Europe N.V. (Telecommunications)*                       23,520                   274,214
    KPNQwest N.V. (Internet)*                                         25,930                   899,679
    STMicroelectronics N.V. (Electronics)                            228,825                13,637,864
                                                                                       ---------------
                                                                                       $    17,636,013
------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Ericsson LM, ADR (Telecommunications)                            427,200           $     8,757,600
    Skandia Forsakrings AB (Insurance)                               200,000                 5,123,065
    Tele1 Europe Holdings AB (Telecommunications)*                    17,000                   205,424
                                                                                       ---------------
                                                                                       $    14,086,089
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Danka Business Systems, ADR (Business Services)*++             4,094,000           $    19,958,250
    Vodafone AirTouch PLC (Telecommunications)*                   10,081,790                46,013,458
                                                                                       ---------------
                                                                                       $    65,971,708
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   542,810,308
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,053,109,819)                                         $19,376,012,033
------------------------------------------------------------------------------------------------------

Convertible Preferred Stock
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging
    Avado Financing, "A", 7s*## (Identified Cost, $5,000,000)        100,000           $     1,600,000
------------------------------------------------------------------------------------------------------

Convertible Bond
------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging
    ShoLodge, Inc., 7.5s, 2004 (Identified Cost, $2,000,000)      $    2,000           $     1,222,500
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.8%
------------------------------------------------------------------------------------------------------
      General Motors Acceptance Corp., due 6/01/00                $      607           $       607,000
      UBS Finance, Inc., due 6/01/00                                 550,000               550,000,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $   550,607,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $9,610,716,819)                                    $19,929,441,533
------------------------------------------------------------------------------------------------------

Call Options Written - (0.1)%
------------------------------------------------------------------------------------------------------
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               CONTRACTS                     VALUE
------------------------------------------------------------------------------------------------------
      Cisco Systems, Inc./July/80                                      5,000           $      (125,000)
      Oracle Corp.:
        June/65                                                        2,500                (2,437,500)
        June/67.5                                                      1,350                (1,215,000)
        June/70                                                        8,800                (5,280,000)
        June/72.5                                                      3,500                (1,750,000)
        June/75                                                        7,100                (2,307,500)
        June/80                                                        2,500                  (500,000)
        June/85                                                        1,500                   (93,750)
        June/95                                                          800                   (20,000)
        June/100                                                       1,700                   (21,250)
        June/115                                                       4,400                (7,810,000)
      Oracle Corp.:
        September/80                                                   1,800                (1,485,000)
        September/85                                                   1,200                  (810,000)
        September/90                                                   3,191                (1,595,500)
        September/95                                                   1,700                  (722,500)
        September/100                                                  3,100                  (891,250)
      Oracle Corp.:
        December/80                                                      400                  (510,000)
        December/85                                                      400                  (430,000)
        December/90                                                      400                  (440,000)
        December/95                                                      400                  (350,000)
        December/100                                                     400                  (275,000)
------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Paid, $36,370,955)               52,141           $   (29,069,250)
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.8)%                                                   (358,274,929)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $19,542,097,354
------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
### Security or a portion of the security was pledged to cover collateral requirements for written options. At the period end, the value of securities pledged amounted to $5,204,100.
  + Restricted security.
 ++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------------------------------------------
MAY 31, 2000
------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $7,996,724,590)                                         $18,062,554,255
    Affiliated issuers (identified cost, $1,613,992,229)                                             1,866,887,278
                                                                                                   ---------------
    Total investments, at value (identified cost, $9,610,716,819)                                  $19,929,441,533
  Investments of cash collateral for securities loaned, at identified cost and value                   112,006,109
  Cash                                                                                                   1,140,446
  Foreign currency, at value (identified cost, $770)                                                           763
  Receivable for Fund shares sold                                                                       63,233,124
  Receivable for investments sold                                                                       13,743,681
  Interest and dividends receivable                                                                      1,254,208
  Other assets                                                                                             367,224
                                                                                                   ---------------
      Total assets                                                                                 $20,121,227,086
                                                                                                   ---------------
Liabilities:
  Payable for investments purchased                                                                $    15,904,995
  Payable for Fund shares reacquired                                                                   420,879,793
  Collateral for securities loaned, at value                                                           112,006,109
  Written options outstanding, at value (premiums received, $36,370,955)                                29,069,250
  Payable to affiliates -
    Management fee                                                                                         362,041
    Shareholder servicing agent fee                                                                         54,231
    Distribution and service fee                                                                           362,828
    Administrative fee                                                                                       1,868
  Accrued expenses and other liabilities                                                                   448,619
                                                                                                   ---------------
      Total liabilities                                                                            $   579,129,732
                                                                                                   ---------------
Net assets                                                                                         $19,542,097,354
                                                                                                   ===============
Net assets consist of:
  Paid-in capital                                                                                  $ 8,918,669,593
  Unrealized appreciation on investments and translation of assets and liabilities
    in foreign currencies                                                                           10,326,045,958
  Accumulated undistributed net realized gain on investments and foreign currency transactions         430,360,122
  Accumulated net investment loss                                                                     (132,978,319)
                                                                                                   ---------------
      Total                                                                                        $19,542,097,354
                                                                                                   ===============
Shares of beneficial interest outstanding                                                            316,971,484
                                                                                                     ===========
Class A shares:
  Net asset value per share
    (net assets of $8,345,607,220 / 132,615,735 shares of beneficial interest outstanding)             $62.93
                                                                                                       ======
  Offering price per share (100 / 94.25 of net asset value per share)                                  $66.77
                                                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $9,755,146,212 / 160,636,106 shares
     of beneficial interest outstanding)                                                               $60.73
                                                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,245,722,722 / 20,622,761 shares of
     beneficial interest outstanding)                                                                  $60.41
                                                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $178,370,134 / 2,813 984 shares of beneficial interest outstanding)                 $63.39
                                                                                                       ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $17,251,066 / 282,898 shares of  beneficial interest outstanding)                   $60.98
                                                                                                       ======
  Offering price per share (100 / 97 of net asset value per share)                                     $62.87
                                                                                                       ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2000
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                                                       $    9,328,685
    Dividends (including $313,950 received from affiliated issuers)                                     5,969,724
    Income on securities loaned                                                                           979,309
    Foreign taxes withheld                                                                               (124,293)
                                                                                                   --------------
      Total investment income                                                                      $   16,153,425
                                                                                                   --------------
  Expenses -
    Management fee                                                                                 $   66,305,562
    Trustees' compensation                                                                                 27,305
    Shareholder servicing agent fee                                                                     9,932,585
    Distribution and service fee (Class A)                                                             10,499,154
    Distribution and service fee (Class B)                                                             50,407,738
    Distribution and service fee (Class C)                                                              6,054,501
    Distribution and service fee (Class J)                                                                 55,815
    Administrative fee                                                                                    207,310
    Custodian fee                                                                                       1,701,580
    Printing                                                                                              151,630
    Postage                                                                                               665,267
    Auditing fees                                                                                          20,417
    Legal fees                                                                                             23,025
    Miscellaneous                                                                                       3,763,279
                                                                                                   --------------
      Total expenses                                                                               $  149,815,168
    Fees paid indirectly                                                                                 (797,350)
                                                                                                   --------------
      Net expenses                                                                                 $  149,017,818
                                                                                                   --------------
        Net investment loss                                                                        $ (132,864,393)
                                                                                                   --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions (including $17,249,968 net loss from
      transactions with affiliated issuers)                                                        $  439,306,025
    Written option transactions                                                                         5,487,180
    Foreign currency transactions                                                                        (192,305)
                                                                                                   --------------
      Net realized gain on investments and foreign currency transactions                           $  444,600,900
                                                                                                   --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                                    $2,030,957,137
    Written options                                                                                     7,301,705
    Translation of assets and liabilities in foreign currencies                                            19,526
                                                                                                   --------------
      Net unrealized gain on investments and foreign currency
        translation                                                                                $2,038,278,368
                                                                                                   --------------
        Net realized and unrealized gain on investments and foreign
          currency                                                                                 $2,482,879,268
                                                                                                   --------------
          Increase in net assets from operations                                                   $2,350,014,875
                                                                                                   ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                              MAY 31, 2000               NOVEMBER 30, 1999
                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                     $  (132,864,393)               $  (184,901,150)
  Net realized gain on investments and foreign
    currency transactions                                     444,600,900                    246,875,650
  Net unrealized gain on investments and foreign
    currency translation                                    2,038,278,368                  4,203,676,697
                                                          ---------------                ---------------
      Increase in net assets from operations              $ 2,350,014,875                $ 4,265,651,197
                                                          ---------------                ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                       $   (39,112,323)               $   (47,160,924)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (49,401,173)                   (63,514,966)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            (5,588,285)                    (5,989,031)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (600,026)                      (509,880)
  From net realized gain on investments and foreign
    currency transactions (Class J)                               (64,162)                        (1,520)
                                                          ---------------                ---------------
      Total distributions declared to shareholders        $   (94,765,969)               $  (117,176,321)
                                                          ---------------                ---------------
Net increase in net assets from Fund share
  transactions                                            $ 1,303,988,341                $   314,846,659
                                                          ---------------                ---------------
      Total increase in net assets                        $ 3,559,237,247                $ 4,463,321,535
Net assets:
  At beginning of period                                   15,982,860,107                 11,519,538,572
                                                          ---------------                ---------------
  At end of period (including accumulated net
    investment loss of $132,978,319 and $113,926,
    respectively)                                         $19,542,097,354                $15,982,860,107
                                                          ===============                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED NOVEMBER 30,
                                            SIX MONTHS ENDED         ---------------------------------------------------------
                                                MAY 31, 2000           1999         1998        1997          1996        1995
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                              $55.11         $40.65       $37.54       $32.01       $26.79       $18.73
                                                      ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment loss                                 $(0.30)        $(0.43)      $(0.34)      $(0.34)      $(0.29)      $(0.23)
  Net realized and unrealized gain
    on investments and foreign
    currency                                            8.43          15.30         3.79         6.24         5.51         8.68
                                                      ------         ------       ------       ------       ------       ------
      Total from investment operations                $ 8.13         $14.87       $ 3.45       $ 5.90       $ 5.22       $ 8.45
                                                      ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                                      $(0.31)        $(0.41)      $(0.34)      $(0.37)      $ --         $(0.38)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                        --             --           --           --           --          (0.00)*
  From paid-in capital                                  --             --           --           --           --          (0.01)
                                                      ------         ------       ------       ------       ------       ------
      Total distributions declared
        to shareholders                               $(0.31)        $(0.41)      $(0.34)      $(0.37)      $ --         $(0.39)
                                                      ------         ------       ------       ------       ------       ------
Net asset value - end of period                       $62.93         $55.11       $40.65       $37.54       $32.01       $26.79
                                                      ======         ======       ======       ======       ======       ======
Total return(+)                                        14.78%++       36.91%        9.36%       18.66%       19.52%       45.98%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.08%+         1.13%        1.16%        1.21%        1.20%        1.28%
  Net investment loss                                  (0.91)%+       (0.92)%      (0.87)%      (0.99)%      (1.01)%      (1.04)%
Portfolio turnover                                         9%            16%          15%          21%          22%          20%
Net assets at end of period
 (000,000 Omitted)                                    $8,346         $6,570       $4,713       $3,875       $2,524       $1,312
   + Annualized.
  ++ Not annualized.
   * The per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge  had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED NOVEMBER 30,
                                           SIX MONTHS ENDED          ---------------------------------------------------------
                                               MAY 31, 2000            1999         1998        1997         1996         1995
                                                (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                              $53.39         $39.69       $36.85       $31.48       $26.56       $18.57
                                                      ------         ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment loss                                 $(0.52)        $(0.76)      $(0.62)      $(0.59)      $(0.52)      $(0.41)
  Net realized and unrealized gain
    on investments and foreign
    currency                                            8.17          14.87         3.72         6.14         5.44         8.65
                                                      ------         ------       ------       ------       ------       ------
      Total from investment
        operations                                    $ 7.65         $14.11       $ 3.10       $ 5.55       $ 4.92       $ 8.24
                                                      ------         ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                                      $(0.31)        $(0.41)      $(0.26)      $(0.18)      $ --         $(0.24)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                        --             --           --           --           --          (0.00)*
  From paid-in capital                                  --             --           --           --           --          (0.01)
                                                      ------         ------       ------       ------       ------       ------
      Total distributions declared
        to shareholders                               $(0.31)        $(0.41)      $(0.26)      $(0.18)      $ --         $(0.25)
                                                      ------         ------       ------       ------       ------       ------
Net asset value - end of period                       $60.73         $53.39       $39.69       $36.85       $31.48       $26.56
                                                      ======         ======       ======       ======       ======       ======
Total return                                           14.34%++       35.91%        8.55%       17.78%       18.52%       44.89%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.83%+         1.88%        1.91%        1.97%        2.00%        2.08%
  Net investment loss                                  (1.65)%+       (1.67)%      (1.62)%      (1.75)%      (1.80)%      (1.83)%
Portfolio turnover                                         9%            16%          15%          21%          22%          20%
Net assets at end of period
 (000,000 Omitted)                        $9,755            $8,390          $6,190        $5,144        $3,659          $2,001

 + Annualized.
++ Not annualized.
 * The per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                                                   NOVEMBER 30,             PERIOD ENDED
                                             SIX MONTHS ENDED          ----------------------------------   NOVEMBER 30,
                                                 MAY 31, 2000             1999         1998          1997          1996*
                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $53.11          $39.49        $36.66        $31.48        $28.37
                                                       ------          ------        ------        ------        ------
Income from investment operations# -
  Net investment loss                                  $(0.52)         $(0.76)       $(0.61)       $(0.59)       $(0.38)
  Net realized and unrealized gain on
    investments and foreign currency                     8.13           14.79          3.70          6.12          3.49
                                                       ------          ------        ------        ------        ------
      Total from investment operations                 $ 7.61          $14.03        $ 3.09        $ 5.53        $ 3.11
                                                       ------          ------        ------        ------        ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                $(0.31)         $(0.41)       $(0.26)       $(0.35)       $ --
                                                       ------          ------        ------        ------        ------
Net asset value - end of period                        $60.41          $53.11        $39.49        $36.66        $31.48
                                                       ======          ======        ======        ======        ======
Total return                                            14.34%++        35.89%         8.54%        17.81%        10.96%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.83%+          1.88%         1.91%         1.97%         1.35%+
  Net investment loss                                   (1.66)%+        (1.67)%       (1.62)%       (1.75)%       (1.25)%+
Portfolio turnover                                          9%             16%           15%           21%           22%
Net assets at end of period
  (000,000 Omitted)                                    $1,246            $910          $564          $344          $119

 * For the period from the inception of Class C, April 1, 1996, through November 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
                                                                                 NOVEMBER 30,        PERIOD ENDED
                                               SIX MONTHS ENDED            ----------------------    NOVEMBER 30,
                                                   MAY 31, 2000              1999            1998           1997*
                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
                                                        CLASS I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $55.45            $40.76          $37.62          $29.98
                                                         ------            ------          ------          ------
Income from investment operations# -
  Net investment loss                                    $(0.22)           $(0.32)         $(0.24)         $(0.23)
  Net realized and unrealized gain on investments
    and foreign currency                                   8.47             15.42            3.80            7.87
                                                         ------            ------          ------          ------
      Total from investment operations                   $ 8.25            $15.10          $ 3.56          $ 7.64
                                                         ------            ------          ------          ------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                  $(0.31)           $(0.41)         $(0.42)         $ --
                                                         ------            ------          ------          ------
Net asset value - end of period                          $63.39            $55.45          $40.76          $37.62
                                                         ======            ======          ======          ======
Total return                                              14.91%++          37.38%           9.67%          25.48%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.83%+            0.88%           0.91%           0.97%+
  Net investment loss                                     (0.66)%+          (0.68)%         (0.62)%         (0.74)%+
Portfolio turnover                                            9%               16%             15%             21%
Net assets at end of period (000 Omitted)              $178,370          $102,188         $51,537         $47,240

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED      PERIOD ENDED
                                                    SIX MONTHS ENDED         NOVEMBER 30,      NOVEMBER 30,
                                                        MAY 31, 2000                 1999             1998*
                                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                                             CLASS J
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                          $53.55              $39.71            $35.31
                                                               ------              ------            ------
Income from investment operations# -
  Net investment loss                                          $(0.44)             $(0.63)           $(0.09)
  Net realized and unrealized gain on investments and
    foreign currency                                             8.18               14.88              4.49
                                                               ------              ------            ------
      Total from investment operations                         $ 7.74              $14.25            $ 4.40
                                                               ------              ------            ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency            $(0.31)             $(0.41)           $ --
                                                               ------              ------            ------
Net asset value - end of period                                $60.98              $53.55            $39.71
                                                               ======              ======            ======
Total return(+)                                                 14.48%++            36.22%            12.46%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.58%+              1.63%             1.66%+
  Net investment loss                                           (1.41)%+            (1.44)%           (1.50)%+
Portfolio turnover                                                  9%                 16%               15%
Net assets at end of period (000 Omitted)                     $17,251             $10,753               $88

  * For the period from the inception of Class J, September 24, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the Fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2000, the value of securities loaned was $234,485,763. These loans were collateralized by U.S. Treasury securities of $128,439,992 and cash of $112,006,109, which was invested in the following short-term obligations:

                                                                         PRINCIPAL          AMORTIZED COST
                                                                            AMOUNT               AND VALUE
----------------------------------------------------------------------------------------------------------
Bayerische und Vereinsbank, 6.26%, due 7/20/00                        $  4,000,000            $  3,997,849
Deutsche Bank AG, 6.48%, due 1/12/01                                     1,500,000               1,499,560
Old Line Funding Corp., 6.29%, due 6/01/00                               5,000,000               5,000,000
Salomon Smith Barney Inc., 6.55%, due 6/01/00                           26,508,700              26,508,700
Salomon Smith Barney Inc., 6.57%, due 6/01/00                           75,000,000              75,000,000
                                                                      ------------            ------------
Total investments of cash collateral for securities loaned            $112,008,700            $112,006,109
                                                                      ============            ============

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations. During the period, the Fund's custodian fees were reduced by $749,572 under this arrangement. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $47,778 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

        First $2.5 billion of average net assets                    0.750%
        Next $4.5 billion of average net assets                     0.700%
        Next $8 billion of average net assets                       0.650%
        Average net assets in excess of $15 billion                 0.625%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,947 for the six months ended May 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

        First $2 billion                                            0.0175%
        Next $2.5 billion                                           0.0130%
        Next $2.5 billion                                           0.0005%
        In excess of $7 billion                                     0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,588,705 for the six months ended May 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $381,071 for the six months ended May 31, 2000. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended May 31, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $170,063 and $15,318 for Class B and Class C shares, respectively, for the six months ended May 31, 2000. Fees incurred under the distribution plan during the six months ended May 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.50% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the Fund's Agent Securities Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.10% per annum of the Fund's average daily net assets attributable to Class J shares is paid to MLJ to cover its services as the Fund's Agent Securities Company. Fees incurred under the distribution plan during the six months ended May 31, 2000, were 0.75% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2000, were $201,247, $5,040,954, and $95,096 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                          PURCHASES                  SALES
------------------------------------------------------------------------------------------
U.S. government securities                           $   15,307,780                   --
                                                     --------------         --------------
Investments (non-U.S. government securities)         $2,533,990,500         $1,700,136,533
                                                     --------------         --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $ 9,610,716,819
                                                             ---------------
Gross unrealized appreciation                                $11,721,359,242
Gross unrealized depreciation                                 (1,402,634,528)
                                                             ---------------
    Net unrealized appreciation                              $10,318,724,714
                                                             ===============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED MAY 31, 2000              YEAR ENDED NOVEMBER 30, 1999
                              -----------------------------------       -----------------------------------
                                    SHARES                 AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                    254,025,026      $  16,605,056,600        455,312,210      $  21,378,736,699
Shares issued to
  shareholders in
  reinvestment of
  distributions                    577,935             35,185,808          1,050,363             44,113,129
Shares reacquired             (241,214,120)       (15,845,359,647)      (453,076,386)       (21,320,862,046)
                              ------------       ----------------       ------------       ----------------
    Net increase                13,388,841       $    794,882,761          3,286,187       $    101,987,782
                              ============       ================       ============       ================

Class B Shares
                                    SIX MONTHS ENDED MAY 31, 2000              YEAR ENDED NOVEMBER 30, 1999
                          ---------------------------------------   ---------------------------------------
                                    SHARES                 AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                     35,496,904       $  2,245,700,991         75,802,531       $  3,432,408,496
Shares issued to
  shareholders in
  reinvestment of
  distributions                    662,123             38,592,802          1,244,617             49,917,727
Shares reacquired              (32,649,155)        (2,062,364,519)       (75,879,435)        (3,432,109,745)
                              ------------       ----------------       ------------       ----------------
    Net increase                 3,509,872       $    221,929,274          1,167,713       $     50,216,478
                              ============       ================       ============       ================

Class C Shares
                                    SIX MONTHS ENDED MAY 31, 2000              YEAR ENDED NOVEMBER 30, 1999
                          ---------------------------------------   ---------------------------------------
                                    SHARES                 AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                     18,316,434       $  1,151,940,960         40,184,179       $  1,810,714,904
Shares issued to
  shareholders in
  reinvestment of
  distributions                     61,962              3,592,552             92,240              3,679,900
Shares reacquired              (14,883,413)          (939,225,369)       (37,434,750)        (1,690,564,944)
                              ------------       ----------------       ------------       ----------------
    Net increase                 3,494,983       $    216,308,143          2,841,669       $    123,829,860
                              ============       ================       ============       ================

Class I Shares
                                    SIX MONTHS ENDED MAY 31, 2000              YEAR ENDED NOVEMBER 30, 1999
                          ---------------------------------------   ---------------------------------------
                                    SHARES                 AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                      1,941,687       $    134,007,928            800,542       $     39,590,011
Shares issued to
  shareholders in
  reinvestment of
  distributions                      9,758                591,122             12,017                494,873
Shares reacquired                 (980,399)           (69,184,387)          (233,924)           (10,875,702)
                              ------------       ----------------       ------------       ----------------
    Net increase                   971,046       $     65,414,663            578,635       $     29,209,182
                              ============       ================       ============       ================

Class J Shares
                                    SIX MONTHS ENDED MAY 31, 2000              YEAR ENDED NOVEMBER 30, 1999
                          ---------------------------------------   ---------------------------------------
                                    SHARES                 AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                        215,054       $     13,694,097            232,665       $     11,295,508
Shares reacquired                 (132,963)            (8,240,597)           (34,080)            (1,692,151)
                              ------------       ----------------       ------------       ----------------
    Net increase                    82,091       $      5,453,500            198,585       $      9,603,357
                              ============       ================       ============       ================

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 2000, was $86,848. There were no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                           NUMBER OF
                                           CONTRACTS               PREMIUMS
---------------------------------------------------------------------------
Outstanding, beginning of period                --             $     --
Options written                               79,841             56,484,617
Options exercised                            (14,300)           (14,626,482)
Options expired                              (13,400)            (5,487,180)
                                              ------           ------------
Outstanding, end of period                    52,141           $ 36,370,955
                                              ======           ============

At May 31, 2000, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended May 31, 2000, is set forth below:

                                                           ACQUISITIONS                    DISPOSITIONS
                                      BEGINNING  ------------------------------  -------------------------------
AFFILIATE                                SHARES         SHARES             COST         SHARES              COST
----------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.              527,000           --        $      --             --                --
Applebees International, Inc.         3,139,500           --               --           98,522         2,502,917
BMC Software, Inc.                   11,660,757        736,900       32,966,958           --                --
Buffets, Inc.                         2,989,750           --               --             --                --
Cadence Design Systems, Inc.         13,451,270        513,000        9,326,291        254,000         4,254,574
CEC Entertainment, Inc.               1,573,100         10,000          250,600           --                --
Cendant Corp.                        36,763,885        346,300        5,791,168           --                --
Compuware Corp.                      23,589,390      1,216,500       37,223,660         63,900         1,562,000
Danka Business
  Systems ADR                         4,117,000           --               --           23,000           290,078
Micro Warehouse, Inc.                 2,857,100           --               --        2,857,100        53,561,201
Midatlantic Medical Services          2,526,988           --               --             --                --
Modis Professional
  Services, Inc.                      8,343,050           --               --             --                --
Mortons Restaurant
  Group, Inc.                           426,000           --               --           14,000           264,549
Mothers Work, Inc.                      192,000           --               --             --                --
Talk.com, Inc.                        6,456,100        253,555        4,310,435        684,600        12,307,728
                                                                                    -----------      -----------
                                                                                    $89,869,112      $74,743,047
                                                                                    ===========      ===========

                                         ENDING       REALIZED        DIVIDEND          ENDING        IDENTIFIED
AFFILIATE                                SHARES    GAIN (LOSS)          INCOME           VALUE              COST
----------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.              527,000     $     --        $      --       $1,712,750       $ 2,868,505
Applebees International,
  Inc                                 3,040,978       (144,022)         313,950     97,501,357        37,675,992
BMC Software, Inc.                   12,397,657           --               --       545,496,908      262,559,419
Buffets, Inc.                         2,989,750           --               --       34,755,844        36,540,272
Cadence Design Systems,
  Inc                                13,710,570     (3,587,959)            --       219,369,120      131,086,007
CEC Entertainment, Inc.               1,583,100           --               --       36,411,300        13,661,955
Cendant Corp.                        37,110,185           --               --       491,709,951      421,062,589
Compuware Corp.                      24,741,990       (797,076)            --       252,059,023      368,869,310
Danka Business
  Systems ADR                         4,094,000       (255,879)            --       19,958,250       103,669,739
Micro Warehouse, Inc.                      --       (13,860,296)           --             --                --
Midatlantic Medical
Services                              2,526,988           --               --       31,271,477        15,475,556
Modis Professional
  Services, Inc.                      8,343,050           --               --       85,516,262       156,113,728
Mortons Restaurant
  Group, Inc.                           412,000         52,080             --        7,570,500         4,359,906
Mothers Work, Inc.                      192,000           --               --        1,944,000         2,724,636
Talk.com, Inc.                        6,025,055      1,343,184             --       41,610,536        57,324,615
                                                  ------------    -----------   --------------    --------------
                                                  $(17,249,968)   $   313,950   $1,866,887,278    $1,613,992,229
                                                  ============    ===========   ==============    ==============

(9) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2000, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.32% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

DESCRIPTION                          DATE OF ACQUISITION         SHARES              COST            VALUE
----------------------------------------------------------------------------------------------------------
AutoNation, Inc.                     11/12/96 - 01/20/97      6,505,000      $227,897,500      $51,226,875
Copley Partners 1 L.P.                          12/06/86      3,000,000           336,043          258,120
Copley Partners 2 L.P.               12/02/86 - 08/09/91      3,000,000         1,235,812          940,680
Extended Stay America, Inc.                     02/05/97      1,000,000        17,625,000        9,000,000
Highland Capital Partners L.P.       06/28/88 - 06/28/93      7,500,000           534,615          618,225
                                                                                               -----------
                                                                                               $62,043,900
                                                                                               ===========

MFS(R) EMERGING GROWTH FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                     For information on MFS mutual funds, call your
                                                       investment professional or, for an information
Walter E. Robb, III - President and Treasurer,         kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial          business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting          (or leave a message anytime).
Group, Inc. (office services)
                                                       INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                    MFS Service Center, Inc.
Vice President, Director, and Secretary,               P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                For general information, call toll free:
Executive Officer, MFS Investment Management           1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                  For service to speech- or hearing-impaired,
specialists)                                           call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
Ward Smith - Former Chairman (until 1994), NACCO       this service, your phone must be equipped with
Industries (holding company)                           a Telecommunications Device for the Deaf.)

INVESTMENT ADVISER                                     For share prices, account balances, exchanges,
Massachusetts Financial Services Company               or stock and bond outlooks, call toll free:
500 Boylston Street                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                  touch-tone telephone.

DISTRIBUTOR                                            World Wide Web
MFS Fund Distributors, Inc.                            www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
John W. Ballen*
Dale A. Dutile*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) EMERGING GROWTH FUND                                         ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741






(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MEG  7/00  07/207/307/707/807